March 1, 1996

                         CAPITAL INCOME BUILDER, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund strives 1) to provide to shareholders a level of current income which exceeds the average yield on U.S. stocks generally and 2) to provide to shareholders a growing stream of income over the years. Secondarily, the fund will seek growth of capital. The fund will invest in a diversified portfolio of securities that include common stocks and fixed-income securities. Up to 40% of the fund's assets may be invested in non-U.S. securities.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information, dated March 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

12-010-0396

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            SUMMARY OF
              EXPENSES

        Average annual
  expenses paid over a
  10-year period would
      be approximately
         $14 per year,
     assuming a $1,000
   investment and a 5%
annual return with the
  maximum sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
 (as a percentage of offering price)..................................  5.75%/1/
The fund has no sales charge on reinvested dividends, deferred sales charge,/2/ redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.37%
12b-1 expenses........................................................  0.22%/3/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.13%
Total fund operating expenses.........................................  0.72%

EXAMPLE                                      1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                      ------  -------  -------  --------
You would pay the following
cumulative expenses on a $1,000
investment, assuming a 5% annual
return./4/                                     $64     $79      $95      $142

/1/ Sales charges are reduced for certain large purchases. (See "The American
    Funds Shareholder Guide: Purchasing Shares--Sales Charges.")

/2/ Any employer sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "The American Funds Shareholder Guide: Redeeming Shares--Contingent Deferred Sales Charge.")

/3/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/4/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

      TABLE OF CONTENTS

Summary of Expenses.........      2
Financial Highlights........      3
Investment Objectives
  and Policies..............      3
Investing Around the World..      4
Investment Results..........      7
Dividends, Distributions
  and Taxes.................      8
Fund Organization
  and Management............      9
The American Funds
  Shareholder Guide.......... 12-20
Purchasing Shares............    12
Reducing Your Sales Charge...    15
Shareholder Services...........  16
Redeeming Shares...............  18
Retirement Plans...............  20

      IMPORTANT PHONE
         NUMBERS

   Shareholder Services:
    800/421-0180 ext. 1

      Dealer Services:
    800/421-9900 ext. 11

   American FundsLine(R):
      800/325-3590
  (24-hour information)

--------------------------------------------------------------------------------

          FINANCIAL   The following information has been audited by Price
         HIGHLIGHTS   Waterhouse LLP, independent accountants, whose
       (For a share   unqualified report covering each of the most recent five
        outstanding   years is included in the statement of additional
     throughout the   information. This information should be read in
       fiscal year)   conjunction with the financial statements and
                      accompanying notes which appear in the statement of additional information.

                                                  YEAR ENDED OCTOBER 31
                             ------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988   1987/1/
                             ------  ------  ------  ------  ------  ------   ------  ------  -------
  Net Asset Value, Begin-
   ning of Year...........   $32.68  $34.42  $30.77  $28.67  $23.37  $25.05   $22.63  $21.22  $22.62
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income.     1.69    1.73    1.53    1.44    1.37    1.39     1.30    1.15     .36
    Net realized and
     unrealized gain (loss)
     on investments.......     3.69   (1.62)   3.76    2.33    5.39   (1.76)    2.41    1.41   (1.40)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
     Total income (loss)
     from investment
     operations...........     5.38     .11    5.29    3.77    6.76    (.37)    3.71    2.56   (1.04)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
   LESS DISTRIBUTIONS:
    Dividends from net in-
     vestment income......    (1.69)  (1.73)  (1.53)  (1.44)  (1.46)  (1.31)   (1.29)  (1.15)   (.36)
    Distributions from net
     realized gains........    (.10)   (.12)   (.11)   (.23)    --      --       --      --      --
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
     Total distributions...  ( 1.79) ( 1.85) ( 1.64)  (1.67)  (1.46)  (1.31)   (1.29)  (1.15)   (.36)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
  Net Asset Value, End of
   Year...................   $36.27  $32.68  $34.42  $30.77  $28.67  $23.37   $25.05  $22.63  $21.22
                             ======  ======  ======  ======  ======  ======   ======  ======  ======
  Total Return/2/.........    16.98%    .47%  17.58%  13.46%  29.27%  (1.62)%  16.74%  12.27%  (4.62)%/3/
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of year
    (in millions).........   $4,533  $3,629  $2,826  $1,203  $  563  $  206   $  195  $  126  $   53
   Ratio of expenses to
    average net assets....       72%    .73%    .72%    .81%    .98%   1.01%    1.11%   1.16%    .36%/3/
   Ratio of net income to
    average net assets....     4.96%   5.29%   4.69%   4.71%   5.09%   5.70%    5.44%   5.24%   1.17%/3/
   Portfolio turnover
    rate..................    18.06%  36.19%  11.22%  16.57%  13.99%  24.68%   16.30%  35.88%      0%/3/

 --------
 /1/ The period ended October 31, 1987 represents the initial period of operations which began July 30, 1987.
 /2/ This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.
 /3/ These figures are based on operations for the period shown and, accordingly, are not representative of a full year's operations.



         INVESTMENT   The fund is an equity income mutual fund that strives
         OBJECTIVES   for the accomplishment of two primary investment objec-
       AND POLICIES   tives--1) to provide to shareholders a level of current
                      income which exceeds the average yield on stocks gener-ally, using as a measure the yield on the Standard &
                      Poor's 500 Stock Composite Index and 2) to provide to shareholders a growing stream of income over the years.
                      Secondarily, the fund will seek growth of capital, in the sense that achieving the objective of growing income implies that the fund will also, over time, achieve sig-nificant capital growth.

         The fund's   The fund will invest in a diversified portfolio of
 primary goal is to   securities that includes common stocks and fixed-income
 provide you with a   securities including preferred stocks and securities
      current yield   convertible into common stocks. Normally at least 50% of
      which exceeds   its total assets will be invested in common stocks.
  that paid by U.S.
   stocks generally   Under normal market conditions, at least 90% of the
    together with a   fund's portfolio will be invested in income-producing
  growing dividend.   securities.
    It also aims to
  make your capital
              grow.

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                       Up to 40% of the fund's assets may be invested in secu-
                       rities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. (which are generally denominated in currencies other than the U.S. dollar), although there is no re-quirement that the fund maintain investments in these securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH IN-VESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

          INVESTING    OPPORTUNITIES, RISKS AND COSTS The fund's assets may be
         AROUND THE    invested in securities of issuers domiciled outside the
              WORLD    U.S. which, in the opinion of the fund's investment
                       adviser, Capital Research and Management Company,
  Investing outside    enhances the fund's ability to meet its primary
  the U.S. involves    objectives of providing shareholders a level of current
           expanded    income which exceeds the average yield on U.S. stocks
     opportunities,    generally and a growing stream of income over the years
  special risks and    and its secondary objective of growth of capital.
   increased costs.
                       Of course, investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.
                       However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it

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                       could also limit any potential gain which might result
                       from an increase in the value of the currency. (See "Currency Transactions," in the statement of additional information.)

                       FIXED-INCOME SECURITIES The fund's fixed-income investments will consist principally of bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated by these companies but determined by Capital Research and Management Company to be of equivalent credit quality. Securities rated BBB or Baa have speculative characteristics. The fund will not invest more than 5% of its assets in fixed-income securities rated BB and Ba or below at the time of purchase, including securities rated as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality). (See the statement of additional information for a description of the ratings and for more information about the risks of lower rated bonds.) The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. The fund's investments in fixed-income securities outside the U.S. will principally be in securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

                       MATURITY The maturity composition of the fund's portfolio of fixed-income securities will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                       WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREE-
                       MENTS The fund may purchase securities on a delayed de-livery or "when-issued" basis and enter into firm com-mitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). These transactions may involve either corporate or government securities. The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggre-gate commitments under these transactions increase, the opportunity for leverage similarly may increase, howev-er, it is not the intent of the fund to engage in these transactions for leveraging purposes.

                       VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the

-------------------------------------------------------------------------------

                       market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

                       REPURCHASE AGREEMENTS The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                   YEARS OF EXPERIENCE AS
                                                                                   INVESTMENT PROFESSIONAL
                                                                                        (APPROXIMATE)
                                                                                   WITH CAPITAL
                                                                                   RESEARCH AND
   PORTFOLIO                                                                       MANAGEMENT
 COUNSELORS FOR                                         YEARS OF EXPERIENCE AS     COMPANY OR
 CAPITAL INCOME                                         PORTFOLIO COUNSELOR FOR       ITS         TOTAL
    BUILDER                 PRIMARY TITLE(S)            CAPITAL INCOME BUILDER     AFFILIATES     YEARS
 Jon B.           Chairman of the Board of the           Since the fund began       44 years    44 years
  Lovelace        fund; Vice Chairman of the Board       operations
                  and Chairman of the Executive
                  Committee, Capital Research and
                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 James B.         Executive Vice President of the fund;  8 years                    14 years    14 years
  Lovelace        Vice President, Capital Research
                  and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A.         Senior Vice President of the fund;     Since the fund began       14 years    20 years
  McKinley        Senior Vice President, Capital         operations
                  Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 William R.       Senior Vice President and              Since the fund began       26 years    33 years
  Grimsley        Director, Capital Research and         operations
                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thierry Vande-   Chairman of the Board and Chief        Since the fund began       33 years    33 years
  venter          Executive Officer, Capital             operations
                  Research Company*
-----------------------------------------------------------------------------------------------------------------------------------

 The fund began operations on July 30, 1987.
*Company affiliated with Capital Research and Management Company.

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         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
      The following    advertisements. The results may be calculated on a to-
   charts show that    tal return, yield and/or distribution rate basis for
         the fund's    various periods, with or without sales charges. Results
     dividends have    calculated without a sales charge will be higher. Total
 increased in every    returns assume the reinvestment of all dividends and
    complete fiscal    capital gain distributions.
 quarter--also that
       the fund has    As of December 31, 1995, the fund's total return over
       demonstrated    the past 12 months and average annual total returns
 unusual stability,    over the past five-year and lifetime periods (opera-
 and that the value    tions commenced on July 30, 1987) were 17.84%, 12.93%
      of its shares    and 11.28%, respectively. These results were calculated
 compares favorably    in accordance with Securities and Exchange Commission
     with the broad    rules which require that the maximum sales charge be
   market averages.    deducted. The fund's distribution rate is calculated by
                       annualizing the most recent quarterly dividend and dividing by the average price per share over the last 3 months. For the 30-day period ended December 31, 1995, the fund's yield was 4.10% and the distribution rate was 4.57% at maximum offering price. The yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. Of course, past results are not an indication of future results. Fur-ther information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secre-tary of the fund at the address indicated on the cover of this prospectus.

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         DIVIDENDS,   DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND   from its net investment income daily and usually
              TAXES   distributes such accrued dividends to shareholders in
                      March, June, September and December. Capital gains, if
             Income   any, are usually distributed in December. When a capital
  distributions are   gain is distributed, the net asset value per share is
    usually made in   reduced by the amount of the payment.
       March, June,
      September and   FEDERAL TAXES The fund intends to operate as a
          December.   "regulated investment company" under the Internal
                      Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

                      All dividends and capital gains are taxable whether they are reinvested or received in cash--unless you are ex-empt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes.

                      IF YOU HAVE NOT FURNISHED A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND HAVE NOT CERTIFIED THAT WITHHOLDING DOES NOT APPLY, OR IF THE INTERNAL REVENUE SERVICE HAS NOTIFIED THE FUND THAT THE TAXPAYER IDENTIFICATION NUMBER LISTED ON YOUR ACCOUNT IS INCORRECT ACCORDING TO THEIR RECORDS OR THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING, FEDERAL LAW GENERALLY REQUIRES THE FUND TO WITHHOLD 31% FROM ANY DIVIDENDS AND/OR REDEMPTIONS (INCLUDING EXCHANGE REDEMPTIONS). Amounts withheld are applied to your federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

                      The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S. generally at rates from 10% to 40%, which would reduce the fund's investment income.

                      This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
                AND    organized as a Maryland corporation in 1987. The fund's
         MANAGEMENT    board supervises fund operations and performs duties
                       required by applicable state and federal law. Members
      The fund is a    of the board who are not employed by Capital Research
      member of The    and Management Company or its affiliates are paid
     American Funds    certain fees for services rendered to the fund as
    Group, which is    described in the statement of additional information.
  managed by one of    They may elect to defer all or a portion of these fees
    the largest and    through a deferred compensation plan in effect for the
   most experienced    fund. Shareholders have one vote per share owned and,
         investment    at the request of the holders of at least 10% of the
          advisers.    shares, the fund will hold a meeting at which any
                       member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of directors is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. (See "The American Funds Shareholder Guide: Purchasing Shares-- Investment Minimums and Fund Numbers" for a listing of funds in The American Funds Group.) Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $4.5 billion and gross investment income levels of 4%, 5%, 6%, 7% and 8%, management fees would be 0.31%, 0.34%, 0.37%, 0.40% and 0.43%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

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                       Capital Research and Management Company and its
                       affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information). This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees). See "The American Funds Shareholder Guide: Purchasing Shares--Sales Charges" below.

--------------------------------------------------------------------------------

                       TRANSFER AGENT American Funds Service Company, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. It was paid a fee of $2,942,000 for the fiscal year ended October 31, 1995. Telephone con-versations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                                 AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                       -----------------------------------------------------------------
                                     ADDRESS                        AREAS SERVED
                       -----------------------------------------------------------------
                       WEST      P.O. Box 2205                  AK, AZ, CA, HI, ID,
                                 Brea, CA 92622-2205            MT, NV, OR, UT, WA and
                                 Fax: 714/671-7080              outside the U.S.
                       -----------------------------------------------------------------
                       CENTRAL-  P.O. Box 659522                AR, CO, IA, KS, LA,
                       WEST      San Antonio, TX 78265-9522     MN, MO, ND, NE, NM,
                                 Fax: 210/530-4050              OK, SD, TX, and WY
                       -----------------------------------------------------------------
                       CENTRAL-  P.O. Box 6007                  AL, IL, IN, KY, MI,
                       EAST      Indianapolis, IN 46206-6007    MS, OH, TN and WI
                                 Fax: 317/735-6620
                       -----------------------------------------------------------------
                       EAST      P.O. Box 2280                  CT, DE, FL, GA, MA,
                                 Norfolk, VA 23501-2280         MD, ME, NC, NH, NJ,
                                 Fax: 804/670-4773              NY, PA, RI, SC, VA,
                                                                VT, WV and Washington,
                                                                D.C.
                       -----------------------------------------------------------------
                        ALL SHAREHOLDERS MAY CALL AMERICAN FUNDS SERVICE COMPANY AT
                        800/421-0180 FOR SERVICE.
                       -----------------------------------------------------------------

                                                 LOGO
                       -----------------------------------------------------------------
                       West (light grey); Central-West (white); Central-East (dark grey),
                       East (gold)

                     THE AMERICAN FUNDS SHAREHOLDER GUIDE

                       --------------------------------------------------------
         PURCHASING    METHOD      INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
             SHARES    --------------------------------------------------------
                                   See "Investment      $50 minimum (except
    Your investment                Minimums and Fund    where a lower
    dealer can help                Numbers" for         minimum is noted
 you establish your                initial              under "Investment
  account--and help                investment           Minimums and Fund
      you add to it                minimums.            Numbers").
 whenever you like.    --------------------------------------------------------
                       By          Visit any            Mail directly to
                       contacting  investment dealer    your investment
                       your        who is registered    dealer's address
                       investment  in the state         printed on your
                       dealer      where the            account statement.
                                   purchase is made
                                   and who has a
                                   sales agreement
                                   with American
                                   Funds
                                   Distributors.
                      ---------------------------------------------------------
                      By mail      Make your check      Fill out the account
                                   payable to the       additions form at the
                                   fund and mail to     bottom of a recent
                                   the address          account statement,
                                   indicated on the     make your check
                                   account              payable to the fund,
                                   application.         write your account
                                   Please indicate      number on your check,
                                   an investment        and mail the check
                                   dealer on the        and form in the
                                   account              envelope provided
                                   application.         with your account
                                                        statement.
                       --------------------------------------------------------
                       By wire     Call 800/421-0180
                                   to obtain your       Your bank should wire
                                   account              your additional
                                   number(s), if        investments in the
                                   necessary. Please    same manner as
                                   indicate an          described under
                                   investment dealer    "Initial Investment."
                                   on the account.
                                   Instruct your
                                   bank to wire
                                   funds to:
                                   Wells Fargo Bank
                                   155 Fifth Street
                                   Sixth Floor
                                   San Francisco,
                                   CA 94106
                                   (ABA #121000248)
                                   For credit to the
                                   account of:
                                   American Funds
                                   Service Company
                                   a/c #4600-076178
                                   (fund name)
                                   (your fund acct.
                                   no.)
                       ---------------------------------------------------------
                       THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE
                       THE RIGHT TO REJECT ANY PURCHASE ORDER.
                       ---------------------------------------------------------

                      SHARE PRICE Shares are purchased at the offering price next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. This price is the net asset value plus a sales charge, if applicable. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                      The net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share. The net asset value per share of the money market funds normally will remain constant at $1.00 based on the funds' current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

-------------------------------------------------------------------------------

                       SHARE CERTIFICATES Shares are credited to your account and certificates are not issued unless specifically requested. This eliminates the costly problem of lost or destroyed certificates.

                       If you would like certificates issued, please request them by writing to American Funds Service Company. There is usually no charge for issuing certificates in reasonable denominations. CERTIFICATES ARE NOT AVAIL-ABLE FOR THE MONEY MARKET FUNDS.

                       INVESTMENT MINIMUMS AND FUND NUMBERS Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):


                               MINIMUM                                         MINIMUM
                               INITIAL    FUND                                 INITIAL    FUND
  FUND                        INVESTMENT NUMBER    FUND                       INVESTMENT NUMBER
  ----                        ---------- ------    ----                       ---------- ------
  STOCK AND STOCK/BOND FUNDS                       BOND FUNDS
  AMCAP Fund(R).........        $1,000     02      American High-Income Mu-
  American Balanced                                 nicipal Bond Fund(SM)....    $1,000     40
   Fund(R)..............           500     11      American High-Income
  American Mutual                                   Trust(R).................     1,000     21
   Fund(R)..............           250     03      The Bond Fund of
  Capital Income                                    America(SM)..............     1,000     08
   Builder(R)...........         1,000     12      Capital World Bond
  Capital World Growth                              Fund(R)..................     1,000     31
   and Income Fund(SM)..         1,000     33      Intermediate Bond Fund
  EuroPacific Growth                                of America(R)............     1,000     23
   Fund(R)..............           250     16      Limited Term Tax-Exempt
  Fundamental                                       Bond Fund of America(SM).     1,000     43
   Investors(SM)........           250     10      The Tax-Exempt Bond Fund
  The Growth Fund of                                of America(SM)...........     1,000     19
   America(R)...........         1,000     05      The Tax-Exempt Fund of
  The Income Fund of                                California(R)*...........     1,000     20
   America(R)...........         1,000     06      The Tax-Exempt Fund of
  The Investment Company                            Maryland(R)*.............     1,000     24
   of America(R)........           250     04      The Tax-Exempt Fund of
  The New Economy                                   Virginia(R)*.............     1,000     25
   Fund(R)..............         1,000     14      U.S. Government Securi-
  New Perspective                                   ties Fund(SM)............     1,000     22
   Fund(R)..............           250     07      MONEY MARKET FUNDS
  SMALLCAP World Fund(SM)        1,000     35      The Cash Management
  Washington Mutual In-                            Trust of America(R)........    2,500     09
   vestors Fund(SM).....          250      01      The Tax-Exempt Money
                                                    Fund of America(SM).......    2,500     39
                                                   The U.S. Treasury Money
                                                   Fund of America(SM)........    2,500     49

 --------
*Available only in certain states.

                       For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Mini-mums are reduced to $50 for purchases through "Auto-matic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional in-vestments (except as noted above).

                       SALES CHARGES The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

-------------------------------------------------------------------------------

                                                                          DEALER
                                                     SALES CHARGE AS    CONCESSION
                                                   PERCENTAGE OF THE:  AS PERCENTAGE
                                                   ------------------     OF THE
               AMOUNT OF PURCHASE                  NET AMOUNT OFFERING   OFFERING
               AT THE OFFERING PRICE                INVESTED   PRICE       PRICE
               ---------------------               ---------- -------- -------------
               STOCK AND STOCK/BOND FUNDS
               Less than $50,000.................    6.10%     5.75%       5.00%
               $50,000 but less than $100,000....    4.71      4.50        3.75
               BOND FUNDS
               Less than $25,000.................    4.99      4.75        4.00
               $25,000 but less than $50,000.....    4.71      4.50        3.75
               $50,000 but less than $100,000....    4.17      4.00        3.25
               STOCK, STOCK/BOND, AND BOND FUNDS
               $100,000 but less than $250,000...    3.63      3.50        2.75
               $250,000 but less than $500,000...    2.56      2.50        2.00
               $500,000 but less than $1,000,000.    2.04      2.00        1.60
               $1,000,000 or more................    none      none     (see below)


                       Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees (paid pursuant to the fund's plan of distribution), and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more as set forth in the statement of additional information (paid by American Funds Distributors).

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to

-------------------------------------------------------------------------------

                       compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       NET ASSET VALUE PURCHASES The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

           REDUCING    AGGREGATION Sales charge discounts are available for
         YOUR SALES    certain aggregated investments. Qualifying investments
             CHARGE    include those by you, your spouse and your children
                       under the age of 21, if all parties are purchasing
       You and your    shares for their own account(s), which may include
   immediate family    purchases through employee benefit plan(s) such as an
        may combine    IRA, individual-type 403(b) plan or single-participant
     investments to    Keogh-type plan or by a business solely controlled by
 reduce your costs.    these individuals (for example, the individuals own the
                       entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment
                       Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for

-------------------------------------------------------------------------------

                       other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

                       CONCURRENT PURCHASES To qualify for a reduced sales charge, you may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. (Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.) For example, if you concurrently invest $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase.

                       RIGHT OF ACCUMULATION The sales charge for your invest-ment may also be reduced by taking into account the current value of your existing holdings in The American Funds Group. Direct purchases of the money market funds are excluded. (See account application.)

                       STATEMENT OF INTENTION You may reduce sales charges on all investments by meeting the terms of a statement of intention, a non-binding commitment to invest a certain amount in fund shares subject to a commission within a 13-month period. Five percent of the statement amount will be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for a sales charge reduction. (See account application and the statement of additional information under "Purchase of Shares--Statement of Intention.")

                       YOU MUST LET YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY KNOW IF YOU QUALIFY FOR A REDUCTION IN YOUR SALES CHARGE USING ONE OR ANY COMBINATION OF THE METHODS DESCRIBED ABOVE.

        SHAREHOLDER    AUTOMATIC INVESTMENT PLAN You may make regular monthly
           SERVICES    or quarterly investments through automatic charges to
                       your bank account. Once a plan is established, your ac-
    The fund offers    count will normally be charged by the 10th day of the
     you a valuable    month during which an investment is made (or by the
  array of services    15th day of the month in the case of any retirement
        designed to    plan for which Capital Guardian Trust Company--another
       increase the    affiliate of The Capital Group Companies, Inc.--acts as
    convenience and    trustee or custodian).
     flexibility of
  your investment--    AUTOMATIC REINVESTMENT Dividends and capital gain dis-
   services you can    tributions are reinvested in additional shares at no
  use to alter your    sales charge unless you indicate otherwise on the
 investment program    account application. You also may elect to have divi-
  as your needs and    dends and/or capital gain distributions paid in cash by
      circumstances    informing the fund, American Funds Service Company or
            change.    your investment dealer.

                       CROSS-REINVESTMENT You may cross-reinvest dividends or dividends and capital gain distributions paid by one fund into another fund in The American Funds Group, subject to conditions outlined in the statement of ad-ditional information. Generally, to use this service the value of your account in the paying fund must equal at least $5,000.

-------------------------------------------------------------------------------

                       EXCHANGE PRIVILEGE You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

                       You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) (see "Shareholder Services--American FundsLine(R)" be-low), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" above for the appropriate fax numbers) or telegraphing American Funds Service Compa-ny. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simul-taneously at the share prices next determined after the exchange order is received. (See "Purchasing Shares-- Share Price.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

                       AUTOMATIC EXCHANGES You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or pre-ceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the re-ceiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

                       AUTOMATIC WITHDRAWALS You may make automatic withdrawals of $50 or more as follows: five or more times per year if you have an account of $10,000 or more, or four or fewer times per year if you have an account of $5,000 or more. Withdrawals are made on or about the 15th day of each month you designate, and checks will be sent within seven days. (See "Other Important Things to Remember.") Additional investments in a withdrawal account must not be less than one year's scheduled withdrawals or $1,200, whichever is greater. However, additional investments in a withdrawal account may be inadvisable due to sales charges and tax liabilities.

                       THESE SERVICES ARE AVAILABLE ONLY IN STATES WHERE THE FUND TO BE PURCHASED MAY BE LEGALLY OFFERED AND MAY BE TERMINATED OR MODIFIED AT ANY TIME UPON 60 DAYS' WRITTEN NOTICE.

                       ACCOUNT STATEMENTS Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans will be confirmed at least quarterly.

-------------------------------------------------------------------------------

                       AMERICAN FUNDSLINE(R) You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $10,000 per fund, per account each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchasing Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

          REDEEMING     By writing to  Send a letter of instruction
             SHARES     American       specifying the name of the fund, the
                        Funds Service  number of shares or dollar amount to
 You may take money     Company (at    be sold, your name and account
        out of your     the            number. You should also enclose any
   account whenever     appropriate    share certificates you wish to
        you please.     address        redeem. For redemptions over $50,000
                        indicated      and for certain redemptions of
                        under "Fund    $50,000 or less (see below), your
                        Organization   signature must be guaranteed by a
                        and            bank, savings association, credit
                        Management--   union, or member firm of a domestic
                        Transfer       stock exchange or the National
                        Agent")        Association of Securities Dealers,
                                       Inc., that is an eligible guarantor
                                       institution. You should verify with
                                       the institution that it is an
                                       eligible guarantor prior to signing.
                                       Additional documentation may be
                                       required for redemption of shares
                                       held in corporate, partnership or
                                       fiduciary accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                        By contacting  If you redeem shares through your
                        your           investment dealer, you may be charged
                        investment     for this service. SHARES HELD FOR YOU
                        dealer         IN YOUR INVESTMENT DEALER'S STREET
                                       NAME MUST BE REDEEMED THROUGH THE
                                       DEALER.
                       --------------------------------------------------------
                        You may have   You may use this option, provided the
                        a redemption   account is registered in the name of
                        check sent to  an individual(s), a UGMA/UTMA
                        you by using   custodian, or a non-retirement plan
                        American       trust. These redemptions may not
                        FundsLine(R)   exceed $10,000 per day, per fund
                        or by          account and the check must be made
                        telephoning,   payable to the shareholder(s) of
                        faxing, or     record and be sent to the address of
                        telegraphing   record provided the address has been
                        American       used with the account for at least 10
                        Funds Service  days. See "Transfer Agent" and
                        Company        "Exchange Privilege" above for the
                        (subject to    appropriate telephone or fax number.
                        the
                        conditions
                        noted in this
                        section and
                        in "Telephone
                        Redemptions
                        and
                        Exchanges"
                        below)
                       --------------------------------------------------------
                        In the case    Upon request (use the account
                        of the money   application for the money market
                        market funds,  funds) you may establish telephone
                        you may have   redemption privileges (which will
                        redemptions    enable you to have a redemption sent
                        wired to your  to your bank account) and/or check
                        bank by        writing privileges. If you request
                        telephoning    check writing privileges, you will be
                        American       provided with checks that you may use
                        Funds Service  to draw against your account. These
                        Company        checks may be made payable to anyone
                        ($1,000 or     you designate and must be signed by
                        more) or by    the authorized number of registered
                        writing a      shareholders exactly as indicated on
                        check ($250    your checking account signature card.
                        or more)
                       --------------------------------------------------------

                       A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

-------------------------------------------------------------------------------

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       TELEPHONE REDEMPTIONS AND EXCHANGES By using the telephone (including American FundsLine(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                       REINSTATEMENT PRIVILEGE You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your

-------------------------------------------------------------------------------

                       account) in any fund in The American Funds Group. Send a written request and a check to American Funds Service Company within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt. The tax status of a gain realized on a redemption will not be affected by exercise of the reinstatement privilege, but a loss may be nullified if you reinvest in the same fund within 30 days. If you redeem your shares within 90 days after purchase and the sales charge on the purchase of other shares is waived under the reinstatement privilege, the sales charge you previously paid for the shares may not be taken into account when you calculate your gain or loss on that redemption.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because each stock, stock/bond and bond fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       A fund may, with 60 days' written notice, close your account if, due to a redemption, the account has a value of less than the minimum required initial investment. (For example, a fund may close an account if a redemption is made shortly after a minimum initial investment is made.)

        RETIREMENT     You may invest in the funds through various retirement
             PLANS     plans including the following plans for which Capital
                       Guardian Trust Company acts as trustee or custodian:
                       IRAs, Simplified Employee Pension plans, 403(b) plans and Keogh- and corporate-type business retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact
                       American Funds Distributors or your investment dealer.
                       To determine which retirement plan is appropriate for you, please consult your tax adviser. TAX-EXEMPT FUNDS
                       SHOULD NOT SERVE AS INVESTMENTS FOR RETIREMENT PLANS.

                       FOR MORE INFORMATION, PLEASE REFER TO THE ACCOUNT APPLICATION OR THE STATEMENT OF ADDITIONAL INFORMATION. IF YOU HAVE ANY QUESTIONS ABOUT ANY OF THE SHAREHOLDER SERVICES DESCRIBED HEREIN OR YOUR ACCOUNT, PLEASE CONTACT YOUR INVESTMENT DEALER OR AMERICAN FUNDS SERVICE COMPANY.

                        [RECYCLE LOGO] This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency

20



March 1, 1996

                         CAPITAL INCOME BUILDER, INC.

                             333 South Hope Street
                             Los Angeles, CA 90071

The fund strives 1) to provide to shareholders a level of current income which exceeds the average yield on U.S. stocks generally and 2) to provide to shareholders a growing stream of income over the years. Secondarily, the fund will seek growth of capital. The fund will invest in a diversified portfolio of securities that includes common stocks and fixed-income securities. Up to 40% of the fund's assets may be invested in non-U.S. securities.

This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated above.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information, dated March 1, 1996, which contains the fund's financial statements, without charge, by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 12-010-0396

           TABLE OF CONTENTS

  Summary of Expenses...............   3
  Financial Highlights..............   4
  Investment Objectives and
    Policies........................   4
  Investing Around the World........   5
  Investment Results................   8
  Dividends, Distributions and
    Taxes...........................   9
  Fund Organization and Management..  10
  Purchasing Shares.................  12
  Shareholder Services..............  13
  Redeeming Shares..................  13

-------------------------------------------------------------------------------

            SUMMARY OF   This table is designed to help you understand the costs
              EXPENSES   investing in the fund. These are historical expenses;
                         your actual expenses may vary.
        Average annual
  expenses paid over a   SHAREHOLDER TRANSACTION EXPENSES
  10-year period would   Certain retirement plans may purchase shares of
      be approximately   the funds with no sales charge./1/ The fund also
          $9 per year,   has no sales charge on reinvested dividends, deferred
     assuming a $1,000   sales charge, redemption fees or exchange fees.
   investment and a 5%
    annual return with   ANNUAL FUND OPERATING EXPENSES
       no sales charge.  (as a percentage of average net assets)

Management fees.......................................................  0.37%
12b-1 expenses........................................................  0.22%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)........................................  0.13%
Total fund operating expenses.........................................  0.72%


EXAMPLE                                        1 YEAR  3 YEARS  5 YEARS 10 YEARS
-------                                        ------  -------  ------- --------
You would pay the following cumulative
expenses on a $1,000 investment, assuming a 5%
annual return./3/                                $7      $23     $40     $89

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.30% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

--------------------------------------------------------------------------------

          FINANCIAL   The following information has been audited by Price
         HIGHLIGHTS   Waterhouse LLP, independent accountants, whose
       (For a share   unqualified report covering each of the most recent five
        outstanding   years is included in the statement of additional
     throughout the   information. This information should be read in
       fiscal year)   conjunction with the financial statements and
                      accompanying notes which appear in the statement of additional information.

                                                  YEAR ENDED OCTOBER 31
                             ------------------------------------------------------------------------
                              1995    1994    1993    1992    1991    1990     1989    1988   1987/1/
                             ------  ------  ------  ------  ------  ------   ------  ------  -------
Net Asset Value, Begin-
   ning of Year...........   $32.68  $34.42  $30.77  $28.67  $23.37  $25.05   $22.63  $21.22  $22.62
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..     1.69    1.73    1.53    1.44    1.37    1.39     1.30    1.15     .36
   Net realized and
    unrealized gain (loss)
    on investments........     3.69   (1.62)   3.76    2.33    5.39   (1.76)    2.41    1.41   (1.40)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
    Total income (loss)
     from investment
     operations...........     5.38     .11    5.29    3.77    6.76    (.37)    3.71    2.56   (1.04)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
   LESS DISTRIBUTIONS:
   Dividends from net
    investment
    income................    (1.69)  (1.73)  (1.53)  (1.44)  (1.46)  (1.31)   (1.29)  (1.15)   (.36)
   Distributions from net
    realized gains........     (.10)   (.12)   (.11)   (.23)    --      --       --      --      --
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
    Total distributions...    (1.79) ( 1.85) ( 1.64)  (1.67)  (1.46)  (1.31)   (1.29)  (1.15)   (.36)
                             ------  ------  ------  ------  ------  ------   ------  ------  ------
  Net Asset Value, End of
   Year...................   $36.27  $32.68  $34.42  $30.77  $28.67  $23.37   $25.05  $22.63  $21.22
                             ======  ======  ======  ======  ======  ======   ======  ======  ======
  Total Return/2/.........    16.98%    .47%  17.58%  13.46%  29.27%  (1.62)%  16.74%  12.27%  (4.62)%/3/
  RATIOS/SUPPLEMENTAL
   DATA:
   Net assets, end of year
    (in millions).........   $4,533  $3,629  $2,826  $1,203  $  563  $  206   $  195  $  126  $   53
   Ratio of expenses to
    average net
    assets................      .72%    .73%    .72%    .81%    .98%   1.01%    1.11%   1.16%    .36%/3/
   Ratio of net income to
    average net
    assets................     4.96%   5.29%   4.69%   4.71%   5.09%   5.70%    5.44%   5.24%   1.17%/3/
   Portfolio turnover
    rate..................    18.06%  36.19%  11.22%  16.57%  13.99%  24.68%   16.30%  35.88%      0%/3/

 --------
 /1/ The period ended October 31, 1987 represents the initial period of operations which began July 30, 1987.
 /2/ Calculated with no sales charge.
 /3/ These figures are based on operations for the period shown and, accordingly, are not representative of a full year's operations.


         INVESTMENT   The fund is an equity income mutual fund that strives
         OBJECTIVES   for the accomplishment of two primary investment objec-
       AND POLICIES   tives--1) to provide to shareholders a level of current
                      income which exceeds the average yield on stocks gener-
         The fund's   ally, using as a measure the yield on the Standard &
 primary goal is to   Poor's 500 Stock Composite Index and 2) to provide to
 provide you with a   shareholders a growing stream of income over the years.
      current yield   Secondarily, the fund will seek growth of capital, in
      which exceeds   the sense that achieving the objective of growing income
  that paid by U.S.   implies that the fund will also, over time, achieve sig-
   stocks generally   nificant capital growth.
    together with a
  growing dividend.   The fund will invest in a diversified portfolio of
    It also aims to   securities that includes common stocks and fixed-income
  make your capital   securities including preferred stocks and securities
              grow.   convertible into common stocks. Normally at least 50% of
                      its total assets will be invested in common stocks.

                      Under normal market conditions, at least 90% of the fund's portfolio will be invested in income-producing securities.

-------------------------------------------------------------------------------

                       Up to 40% of the fund's assets may be invested in secu-rities of issuers that are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market) and that are domiciled outside the U.S. (which are generally denominated in currencies other than the U.S. dollar), although there is no re-quirement that the fund maintain investments in these securities.

                       The fund's investment restrictions (which are described in the statement of additional information) and objectives cannot be changed without shareholder approval. All other investment practices may be changed by the board of directors.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH IN-VESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

   INVESTING AROUND    OPPORTUNITIES, RISKS AND COSTS The fund's assets may be
          THE WORLD    invested in securities of issuers domiciled outside the
                       U.S. which, in the opinion of the fund's investment
  Investing outside    adviser, Capital Research and Management Company,
  the U.S. involves    enhances the fund's ability to meet its primary
           expanded    objectives of providing shareholders a level of current
     opportunities,    income which exceeds the average yield on U.S. stocks
  special risks and    generally and a growing stream of income over the years
   increased costs.    and its secondary objective of growth of capital.

                       Of course, investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, global investing also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions are generally higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. (See "Currency Transactions," in the statement of additional information.)

-------------------------------------------------------------------------------

                       FIXED-INCOME SECURITIES The fund's fixed-income investments will consist principally of bonds that are rated BBB or better by Standard & Poor's Corporation or Baa or better by Moody's Investors Service, Inc., or that are unrated by these companies but determined by Capital Research and Management Company to be of equivalent credit quality. Securities rated BBB or Baa have speculative characteristics. The fund will not invest more than 5% of its assets in fixed-income securities rated BB and Ba or below at the time of purchase, including securities rated as low as CC by Standard & Poor's Corporation or Ca by Moody's Investors Service, Inc. (or unrated but determined to be of equivalent quality). (See the statement of additional information for a description of the ratings and for more information about the risks of lower rated bonds.) The market values of fixed-income securities tend to vary inversely with the level of interest rates--when interest rates rise, their values generally will decline; when interest rates decline, their values generally will rise. The fund's investments in fixed-income securities outside the U.S. will principally be in securities issued or guaranteed as to principal and interest by governments or their agencies or instrumentalities or by multinational agencies.

                       MATURITY The maturity composition of the fund's portfolio of fixed-income securities will be adjusted in response to market conditions and expectations. There are no restrictions on the maturity composition of the portfolio. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

                       WHEN-ISSUED SECURITIES AND FIRM COMMITMENT
                       AGREEMENTS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). These transactions may involve either corporate or government securities. The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase, however, it is not the intent of the fund to engage in these transactions for leveraging purposes.

                       VARIABLE AND FLOATING RATE OBLIGATIONS The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals, or whenever there are changes in the market rates of interest on which the interest rates are based. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

                       REPURCHASE AGREEMENTS The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company.

-------------------------------------------------------------------------------

                       If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                   YEARS OF EXPERIENCE AS
                                                                                  INVESTMENT PROFESSIONAL
                                                                                       (APPROXIMATE)
                                                                                   WITH CAPITAL
   PORTFOLIO                                                                       RESEARCH AND
 COUNSELORS FOR                                         YEARS OF EXPERIENCE AS      MANAGEMENT
 CAPITAL INCOME                                         PORTFOLIO COUNSELOR FOR     COMPANY OR     TOTAL
    BUILDER                 PRIMARY TITLE(S)            CAPITAL INCOME BUILDER    ITS AFFILIATES   YEARS
-----------------------------------------------------------------------------------------------------------------------------------
 Jon B.           Chairman of the Board of the           Since the fund began        44 years     44 years
  Lovelace        fund; Vice Chairman of the Board       operations
                  and Chairman of the Executive
                  Committee, Capital Research and
                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 James B.         Executive Vice President of the fund;  8 years                     14 years     14 years
  Lovelace        Vice President, Capital Research
                  and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A.         Senior Vice President of the fund;     Since the fund began        14 years     20 years
  McKinley        Senior Vice President, Capital         operations
                  Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 William R.       Senior Vice President and              Since the fund began        26 years     33 years
  Grimsley        Director, Capital Research and         operations
                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Thierry Vande-   Chairman of the Board and Chief        Since the fund began        33 years     33 years
  venter          Executive Officer,                     operations
                  Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
  The fund began operations on July 30, 1987.
  *Company affiliated with Capital Research and Management Company.
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

 INVESTMENT RESULTS    The fund may from time to time compare its investment
                       results to various unmanaged indices or other mutual
      The following    funds in reports to shareholders, sales literature and
   charts show that    advertisements. The results may be calculated on a
         the fund's    total return, yield and/or distribution rate basis for
     dividends have    various periods, with or without sales charges. Results
 increased in every    calculated without a sales charge will be higher. Total
    complete fiscal    returns assume the reinvestment of all dividends and
 quarter--also that    capital gain distributions.
       the fund has
       demonstrated    As of December 31, 1995, the fund's total return over
 unusual stability,    the past 12 months and average annual total returns
 and that the value    over the past five-year and lifetime periods (opera-
      of its shares    tions commenced on July 30, 1987) were 25.05%, 14.27%
 compares favorably    and 12.07%, respectively. These results were calculated
     with the broad    in accordance with Securities and Exchange Commission
   market averages.    requirements with no sales charge. The fund's distribu-
                       tion rate is calculated by annualizing the most recent quarterly dividend and dividing by the average price per share over the last 3 months. For the 30-day period ended December 31, 1995, the fund's yield was 4.35% and the distribution rate was 4.84% at no sale charge. The yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund.
                       Of course, past results are not an indication of future results. Further information regarding the fund's in-vestment results is contained in the fund's annual re-port which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

-------------------------------------------------------------------------------

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS The fund declares dividends
  DISTRIBUTIONS AND    from its net investment income daily and distributes
              TAXES    such accrued dividends to shareholders in March, June,
                       September and December. Dividends begin accruing one
             Income    day after shares are purchased and paid for. Capital
  distributions are    gains, if any, are usually distributed in December.
     made in March,    When a capital gain is distributed, the net asset value
    June, September    per share is reduced by the amount of the payment.
      and December.
                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue
                       Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was
     AND MANAGEMENT    organized as a Maryland corporation in 1987. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid
    Group, which is    certain fees for services rendered to the fund as
  managed by one of    described in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote. There will not usually be a shareholder meeting in any year except, for example, when the election of the directors is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of

-------------------------------------------------------------------------------

                       the fund's gross investment income. Assuming net assets of $4.5 billion and gross investment income levels of 4%, 5%, 6%, 7% and 8%, management fees would be 0.31%, 0.34%, 0.37%, 0.40% and 0.43%, respectively.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affili-ated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Invest-ment Company Institute's Advisory Group on Personal In-vesting. (See the statement of additional information). This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.30% of its average net assets annually (0.25% of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $2,942,000 for the fiscal year ended October 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

         PURCHASING    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
             SHARES    RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE COMPANY THROUGH YOUR EMPLOYER'S
                       PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE
                       PURCHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company.
                       Orders must be received before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section
                       401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of such purchase. (See "Redeeming Shares--
                       Contingent Deferred Sales Charge.") Plans may also qualify to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "automatic investment plans" (except for the money market funds) or to $25 for

-------------------------------------------------------------------------------

                       purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing service fee not to ex- ceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

-------------------------------------------------------------------------------

          REDEEMING    Subject to any restrictions imposed by your employer's
             SHARES    plan, you can sell your shares through the plan to the
                       fund any day the New York Stock Exchange is open. For more information about how to sell shares of the fund through your retirement plan, including any charges that may be imposed by the plan, please consult with your employer.

                       ----------------------------------------------------------------------------------------------------------
                        By contacting              Your plan administrator/trustee must send a letter of instruction
                        your plan                  specifying the name of the fund, the number of shares or dollar amount to be
                        administrator/trustee      sold, and, if applicable, your name and account number. For your protection, if you redeem more than $50,000, the signatures of the registered owners or their legal representatives must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of
                                                   Securities Dealers, Inc., that is an eligible guarantor institution. Your plan administrator/trustee should verify with the institution that it is an eligible guarantor prior to signing. Additional documentation may be required to redeem shares from certain accounts. Notarization by a Notary Public is not an acceptable signature guarantee.
                        ---------------------------------------------------------
                        By contacting              Shares may also be redeemed through an investment dealer; however you or
                        your investment dealer     your plan may be charged for this service. SHARES HELD FOR YOU IN AN
                                                   INVESTMENT DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

-------------------------------------------------------------------------------

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency.

              This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated on the front.

Capital
Income
Builder (R)
March 1, 1996
CAPITAL INCOME BUILDER (R)

                                    Profile
 333 South Hope Street              March 1, 1996
 Los Angeles, CA  90071

1. Goal
The fund strives for the accomplishment of two primary objectives - 1) current income exceeding the average yield on U.S. stocks generally and 2) a growing stream of income. Long-term growth is a secondary goal. The fund invests in a broadly diversified portfolio of securities including stocks and bonds.

2. Investment Strategies
The fund invests in a broadly diversified portfolio of securities, including common stocks, preferred stocks, corporate bonds and U.S. Government securities. Assets may also be held in cash or cash equivalents. Normally at least 50% of its total assets will be invested in common stocks.

3. Risks
Stoack and bond prices rise and fall. Stocks are also subject to market risks. Bonds are subject to credit risk (the possibility that the bond issuer will default on its obligation) and market risk (when interest rates rise, bond prices fall and vice versa). Lower rated bonds are subject to greater price fluctuations and risk of loss than higher rated bonds.
You can lose money by investing in the fund; your investment is not guaranteed. The likelihood of loss is greater if you intend to invest for a shorter period of time.

4. Appropriateness
If you are not a long-term investor seeking current income, growing income or long-term growth of capital, this fund may not be appropriate for you. Please consult your investment dealer.

5. Fees and Expenses
Shareholder transaction expenses are charges you pay when you buy or sell shares of a fund. Annual fund operating expenses are paid out of the fund's assets. The fund's expenses are factored into its share price and distributions and are not charged directly to shareholder accounts.

Shareholder Transaction Expenses

Maximum sales charge
on purchases

(as a percentage of offering price)    5.75%*




SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. The fund has no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions within 12 months following purchases without a sales charge.

 Annual Fund Operating Expenses
(as a percentage of average net assets)

Management fees          0.37%

12b-1 expenses           0.22%

Other expenses           0.13%

Total fund operating expenses    0.72%




Example
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return. This example should not be considered a representation of past or future expenses.

One year     $ 64

Three years   79

Five years   95

Ten years    142





6. Past Results
Here are the fund's annual total returns for each calendar year over the fund's lifetime:
[CHART]

1987     -4.41%

1988     12.45%

1989     19.98%

1990     3.89%

1991     25.70%

1992     10.00%

1993     15.28%

1994     -2.26%

1995     25.05%


[END CHART]
Sales charges have not been deducted from results shown above.
The fund's average annual total return* is +11.28% over its lifetime (July 30, 1987 through December 31, 1995). PAST RESULTS ARE NOT A GUARANTEE OF FUTURE RESULTS.



                Average Annual
                Total Returns*

 One year        + 17.84%

 Five years      + 12.93%

 Lifetime        + 11.28%

                30-Day Yield*

                 4.10%




* These results were calculated for periods ended December 31, 1995 in accordance with Securities and Exchange Commission rules which require that the maximum sales charge be deducted.

7. Investment Adviser
Capital Research and Management Company, one of the world's largest and most experienced investment advisers, manages the fund, which is a member of The American Funds Group. Capital Research and Management Company manages this diversified mutual fund using the multiple portfolio counselor system. Under this system, the fund's assets are divided into several portions. Each portion is independently managed by a portfolio counselor or a group of research professionals, subject to oversight by the investment adviser's investment committee.

8. Purchases
The fund's shares are sold through investment dealers. Your investment dealer can help you with your account, or you may call American Funds Service Company at 800/421-0180 with questions about your account. Generally, the minimum initial investment is $1,000.

CAPITAL INCOME BUILDER (R)
9. Redemptions
You may redeem shares at no cost at any time through your investment dealer or by calling American FundsLineR at 800/325-3590. (You will need the fund's number - 12 - if you use this service.) Transactions will be processed as of the next close of the New York Stock Exchange.

10. Distributions
Dividends and capital gain distributions are automatically reinvested unless you notify American Funds Service Company that you would like to invest them in another of the American Funds or receive payment in cash. Income distributions are usually made in March, June, September and December. Capital gains, if any, are usually distributed in December.

11. Other Services
You may exchange your shares for any of the other American Funds or obtain information about your investment any time by calling American FundsLineR. If you purchase shares at net asset value through a retirement plan, some or all of the services or features described may not be available. Contact your employer for details.

This Profile contains key information about the fund. More details appear in the fund's accompanying prospectus.

 This profile has been printed on recycled paper that meets the guidelines of the United
 States Environmental Protection Agency.

CAPITAL  INCOME  BUILDER,  INC.
PART B
STATEMENT OF ADDITIONAL INFORMATION

MARCH 1, 1996

 This document is not a prospectus but should be read in conjunction with the current Prospectus of Capital Income Builder, Inc. (the fund or CIB) dated March 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

CAPITAL INCOME BUILDER, INC.
ATTENTION:  SECRETARY
333 SOUTH HOPE STREET
LOS ANGELES, CA  90071
(213) 486-9200

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes all of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

ITEM                                                         PAGE NO.



Description of Securities and Investment Techniques
                                                             1

Certain Risk Factors Relating to High-Yield Bonds
                                                             3

Investment Restrictions
                                                             4

Fund Directors and Officers
                                                             7

Management
                                                             11

Dividends, Distributions and Federal Taxes
                                                             13

Purchase of Shares
                                                             15

Shareholder Account Services and Privileges
                                                             17

Redemption of Shares
                                                             17

Execution of Portfolio Transactions
                                                             18

General Information
                                                             18

Investment Results
                                                             20

Description of Commercial Paper and Bond Ratings
                                                             24

Financial Statements                                         Attached


              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
 The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives and Policies."

CURRENCY TRANSACTIONS - The fund may enter into forward currency contracts ("forward contracts") in connection with its investments in securities of non-U.S. issuers. A forward contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The fund engages in forward contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund might sell a particular currency forward, for example, when it wanted to hold securities denominated in that currency but anticipated, and wished to be protected against, a decline in the currency against the U.S. dollar. Similarly it might purchase a currency forward to "lock in" the U.S. dollar price of securities denominated in that currency which it anticipated purchasing. Although forward contracts typically will involve the purchase and sale of a non-U.S. currency against the U.S. dollar, the fund also may purchase or sell one non-U.S. currency forward against another non-U.S. currency.

PORTFOLIO TRADING - The fund intends to engage in portfolio trading when Capital Research and Management Company (the "Investment Adviser") believes that the sale of a security owned by the fund and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities, or in connection with a "roll" transaction as described below.

WARRANTS OR RIGHTS - As a condition of its continuing registration in a state, the fund has undertaken that its investments in warrants or rights, valued at the lower of cost or market, will not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the fund's net assets, may be warrants or rights that are not listed on either the New York Stock Exchange or the American Stock Exchange. Warrants or rights acquired by the fund in units or attached to securities will be deemed to be without value for purposes of this restriction. These limits are not fundamental policies of the fund and may be changed by the Board of Directors without shareholder approval.

LOANS OF PORTFOLIO SECURITIES - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to lend portfolio securities to selected securities dealers or to other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.
The fund will limit its loans of portfolio securities to an aggregate of one-third of the value of its total assets, measured at the time any such loan is made.

WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as a purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. Although the fund has no current intention to do so during the next 12 months, the fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment to purchase similar, but not identical, securities at a future date. Under the Investment Company Act of 1940 (the "1940 Act"), these transactions may be considered borrowings by the fund; accordingly, the fund will limit its use of these transactions, together with any other borrowings, to no more than one-third of its total assets.

 The fund will segregate liquid assets such as cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market value of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

REVERSE REPURCHASE AGREEMENTS - Although the fund has no current intention of doing so during the next 12 months, the fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. The fund will maintain in a segregated account with its custodian cash, cash equivalents or U.S. Government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the fund; accordingly, the fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.
               CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS

 The fund is currently authorized to invest up to 5% of its assets in bonds rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation (or unrated but determined to be equivalent by the Investment Adviser). Certain risk factors relating to investing in below investment grade securities ("high-yield, high-risk bonds") are discussed below.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.
                            INVESTMENT RESTRICTIONS
 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined within the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. These restrictions provide that the fund may not:

 1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

 2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

 3. Invest in companies for the purpose of exercising control or management;

 4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

 6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

 7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

 8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

 9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

 10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

 11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

 12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

 13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 14. Invest in interests in oil, gas, or other mineral exploration or development programs;

 15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

 16. Write, purchase or sell put options, call options or combinations thereof; A further investment policy of the fund, which may be changed by action of the
Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

 With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. The fund will determine such classifications of issues domiciled outside the U.S. based on the issuer's principal or major business activities.

 To the extent consistent with investment restriction number 6, the fund does not currently intend (at least for the next 12 months) to acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the fund's net assets.

 Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

FUND DIRECTORS AND OFFICERS
DIRECTORS AND DIRECTOR COMPENSATION
(with their principal occupations during the past five years)#

NAME, ADDRESS AND AGE       POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION    TOTAL NUMBER

                            REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS        OF FUND

                                          ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL    BOARDS ON
                                          CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND          WHICH
                                                                      COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                      THE COMPANY DURING                         SERVES
                                                                      FISCAL YEAR ENDED
                                                                      10/31/95

+ H. Frederick Christie     Director      Private investor; former President   $14,708/4/         $138,750              18

P.O. Box 144                              and Chief Executive Officer, The

Palos Verdes Estates, CA                  Mission Group (non-utility holding

90274                                     company, subsidiary of Southern
Age:   62                                 California Edison Company);
                                          former President, Southern
                                          California Edison Company

++ Paul G. Haaga, Jr.       President and   Capital Research and Management   None/3/            None/3/               14

333 South Hope Street       Director      Company, Senior Vice President
Los Angeles, CA 90071                     and Director
Age:   47

Mary Myers Kauppila         Director      Founder and President, Energy   /4/$16,450/4/      $76,300               4
One Winthrop Square                       Investment, Inc.
Boston, MA 02110
Age:  41

++ Jon B. Lovelace          Chairman of   Capital Research and Management   None/3/            None/3/               4
333 South Hope Street       the Board     Company, Vice Chairman of the
Los Angeles, CA  90071                    Board and Chairman of the
Age:   69                                 Executive Committee

Gail L. Neale               Director      Executive Vice President of the   $16,050/4/         $55,500               4
Salzburg Seminar                          Salzburg Seminar; former Director

P.O. Box 616                              of Development and the Capital
The Marbleworks                           Campaign, Hampshire College;
 Middlebury, VT 052753                    former Special Advisor, The
Age:   61                                 Commonwealth Fund and Mount
                                          Holyoke College

Robert J. O'Neill           Director      Professor and Fellow, All Souls   $16,700            $39,400               3
St. Mary's Close                          College, University of Oxford
27 Church Green
Whitney, OXON
 United Kingdom
Age:   59

Donald E. Petersen          Director      Retired; former chairman of the   /4/$15,550/4/      $58,450                4
255 East Brown                            Board and Chief Executive Officer,

Birmingham, MI 48009                      Ford Motor Company
Age:   69

Stefanie Powers              Director     Actor; Founder and President, The   $15,800            $30,200               2

10866 Wilshire Blvd.                      William Holden Wildlife
Suite 1000                                Foundation
Los Angeles, CA 90024
Age:   53

Frank Stanton               Director      President Emeritus, CBS, Inc.;   $17,100            $33,500               2
25 W 52nd Street                          Chairman  Emeritus, The American

New York, NY 10019                        Red Cross
Age:   87

Charles Wolf, Jr.           Director      Dean, The RAND Graduate School;   $15,650            $55,500               4
1700 Main Street                          Director, International Economic

Santa Monica, CA 90401                    Studies, The RAND Corporation
Age:   71


# Positions within the organizations may have changed during this period.

+ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

++ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts.

/3/ Paul G. Haaga, Jr. and Jon B. Lovelace are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

/4/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: H. Frederick Christie ($10,377), Mary Myers Kauppila ($31,205), Gail
L. Neale ($22,790) and Donald E. Petersen ($27,844). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the company until paid to the Director.

                                    OFFICERS
 JON B. LOVELACE, Chairman of the Board (see above).

 PAUL G. HAAGA, JR., President (see above).

* LARRY P. CLEMMENSEN, Senior Vice President
 Senior Vice President and Director, Capital Research and Management Company. President, The Capital Group Companies, Inc.

* JAMES B. LOVELACE, Vice President.
  Executive Vice President, Capital Research and Management Company.

 JANET A. MC KINLEY, Vice President.  630 Fifth Avenue, New York, NY  10111.
  Senior Vice President, Capital Research Company.

*  CATHERINE M. WARD, Vice President.
 Senior Vice President and Director, Capital Research and Management Company.


* VINCENT P. CORTI, Secretary.
 Vice President - Fund Business Management Group, Capital Research and Management Company.

** R. MARCIA GOULD, Treasurer.
  Vice President - Fund Business Management Group, Capital Research and
Management   Company.
__________________________________
* Address is 333 South Hope Street, Los Angeles, CA  90071.
** Address is 135 South State College Boulevard, Brea, CA  92621.

 All of the Directors and Officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Managment Company serves as Investment Adviser. No compensation is paid by the Fund to any Director or Officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to unaffiliated Directors is $9,000 per annum, plus $750 for each Board of Directors meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1996, the Directors and Officers and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT
INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information on more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, dated March 1, 1995, will continue in effect until October 31, 1996 unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the fund, provides necessary office space, all necessary office equipment and telephone facilities and utilities, and general purpose forms, supplies, stationery and postage used at the office of the fund relating to the services furnished by the Investment Adviser. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, compensation and expenses of Directors who are not affiliated persons of the Investment Adviser; fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund and the daily determination of the fund's net asset value per share, costs of designing, printing, and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of sale (including federal and state registration and qualification), issuance (including costs of any share certificates) and redemption of shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; and taxes.

 Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets.
Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The fund might be eligible to exclude certain additional expenses, such as expenses of maintaining foreign custody of certain of its portfolio securities, or to obtain a waiver of such limit in its entirety.

 During the fiscal years ended October 31, 1995, 1994 and 1993, the Investment Adviser's total fees amounted to $14,623,000, $12,937,000 and $7,859,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended October 31, 1995 amounted to $3,768,000 after allowance of $19,378,000 to dealers. During the fiscal years ended October 31, 1994 and 1993 the Principal Underwriter retained $6,152,000 and $8,037,000 respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Directors and Officers who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.30% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended October 31, 1995, the fund paid $8,647,000 under the Plan.

 The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income it will be taxed only on that portion, if any, of the investment company taxable income which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and other securities which must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

 Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

 Under the Code, a fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. (However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax up to $100,000). Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES
PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company (the "Transfer Agent"); this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Any prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since share prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York Time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Equity securities, including ADR's and EDR's, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange determined by the officers of the fund to be the primary market. Equity securities traded in the over-the-counter market are valued at the last reported sale price prior to the time of valuation or, lacking any sales, at the last reported bid price.

 2. Fixed-income obligations with remaining maturities in excess of 60 days are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, in circumstances where the Investment Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. Short-term securities with 60 days or less remaining to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day.

 3. Where market quotations or prices obtained from a pricing service are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors. Where the primary market for a security has closed prior to the close of the New York Stock Exchange, events that might affect the values of portfolio securities occurring between the time its price has been determined and the close of the New York Stock Exchange need not be reflected in the fund's valuation unless the Board of Directors has determined that the particular event would materially affect net asset value, in which
case an adjustment will be made.   The fair value of all other assets is added
to the value of securities and options to arrive at total assets.

 4. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the fund's officers.

 5. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items.

 6. The net assets so obtained are then divided by the total number of shares of capital stock outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Directors.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement") terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's Prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES
 The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than $1,000 (determined, for this purpose only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through the reinvestment of income dividends and capital gain distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above. While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                      EXECUTION OF PORTFOLIO TRANSACTIONS
 Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactioins.
 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended October 31, 1995, 1994 and 1993 amounted to $1,624,000, $3,242,000 and $2,646,000 respectively.

                              GENERAL INFORMATION
CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in auditing and accounting.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on October 31. Shareholders are provided, at least semiannually, with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 30, 1995



  Net asset value and redemption price per share             $ 36.27
   (Net assets divided by shares outstanding)

  Maximum offering price per share (100/94.25 of per share   $ 38.48
   net asset value, which takes into account the
   fund's current maximum sales charge)


                               INVESTMENT RESULTS
 The fund's yield is based on a 30-day (or one month) period ended October 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                         YIELD = 2[( a-b/cd + 1)/6/ -1]
 Where: a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

 The fund's average annual total return for the one- and five-year periods ending October 31, 1995 was 10.26% and 13.82%, respectively. In addition, the lifetime average annual total return was 10.89%. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then revised at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales charge of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may also refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services. Additionally, the fund may, from time to time, refer to results published in various periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report, and The Wall Street Journal.

 The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may also from time to time compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines and other goods and services that people buy for day-to-day living).

 The fund may also, from time to time, refer to statistics compiled by the U.S. Department of Commerce.
EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The investment results set forth below were calculated as described in the fund's prospectus.

CIB VS. VARIOUS UNMANAGED INDICES



Lifetime                   CIB            DJIA/1/            S&P 500/2/



1987*- 10/31/95          +134.8%          +143.1%            +136.9%



 (*Since inception 7/30/87)
/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

Illustration of a $10,000 investment in CIB with dividends reinvested and capital gain distributions taken in shares (for the period July 30, 1987 through October 31, 1995)

                          COST OF SHARES
                   VALUE OF SHARES



Year                                             Total                               From            From

Ended               Annual        Dividends      Investment           From Initial   Capital Gains   Dividends      Total

October 31          Dividends     (cumulative)   Cost                 Investment     Reinvested      Reinvested     Value



1987          #    $92           $92            $10,092              $8,842         -               $87            $8,929

1988                494           586            10,586               9,429          -               600            10,029

1989                556           1,142          11,142               10,437         -               1,252          11,689

1990                633           1,775          11,775               9,737          -               1,765          11,502

1991                708           2,483          12,483               11,946         -               2,912          14,858

1992                792           3,275          13,275               12,821         $130            3,942          16,893

1993                881           4,156          14,156               14,342         212             5,343          19,897

1994                975           5,131          15,131               13,617         267             6,052          19,936

 1995               1,079         6,210          16,210               15,184         369             7,925          23,478


# From July 30, 1987
The dollar amount of capital gain distributions during the period was $309.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS
COMMERCIAL PAPER RATINGS - MOODY'S INVESTORS SERVICE, INC. employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

 STANDARD & POOR'S CORPORATION'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE DEBT SECURITIES - MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1995

                                                                                                PERCENT OF

LARGEST INDIVIDUAL HOLDINGS                                                                     NET ASSETS

---------------------------------                                                               ----------

American Home Products                                                                          2.58%

Telecom Corp. of New Zealand                                                                    2.23

Southern Electric                                                                               1.66

Entergy                                                                                         1.63

Banc One                                                                                        1.56

Ameritech                                                                                       1.55

Bristol-Myers Squibb                                                                            1.54

Phillip Morris                                                                                  1.32

Chemical Banking                                                                                1.32

Pacific Telesis Group                                                                           1.31



EQUITY-TYPE

SECURITIES                                                   Shares or         Market           Percent

                                                             Principal         Value            of Net

ENERGY                                                       Amount            (Millions)       Assets

----------------------------------                           ----------        -----------      ----------

ENERGY SOURCES - 1.52%

Amoco Corp.                                                  430,000           $27.466          .60%

Burmah Castrol PLC                                           646,839           10.079           .22

Royal Dutch Petroleum Co. (New York Registered

 Shares)                                                     260,000           31.948           .70

----------------------------------                           ----------        -----------      ----------

UTILITIES: ELECTRIC & GAS - 10.50%

Australian Gas Light Co.                                     363,069           1.258            .03

British Gas PLC                                              900,000           3.431

British Gas PLC (American Depositary Receipts)               60,000            2.280            .13

Brooklyn Union Gas Co.                                       200,000           5.025            .11

Central and South West Corp.                                 1,400,000         37.450           .83

China Light & Power Co., Ltd.                                2,184,500         11.642           .26

Detroit Edison Co.                                           450,000           15.188           .34

East Midlands Electricity PLC                                1,450,000         19.923           .44

Entergy Corp.                                                2,600,000         74.100           1.63

General Public Utilities Corp.                               950,000           29.688           .65

Hongkong Electric Holdings Ltd.                              4,231,500         14.395           .32

Houston Industries Inc.                                      100,000           4.638            .10

Long Island Lighting Co.                                     2,125,000         36.125           .80

National Power PLC                                           3,410,000         26.595           .59

NORWEB PLC                                                   1,190,000         21.650           .48

Pacific Gas and Electric Co.                                 1,000,000         29.375           .65

PECO Energy Co.                                              100,000           2.925            .06

SEEBOARD PLC                                                 4,000,000         32.811           .72

South Wales Electricity PLC                                  2,210,000         31.807           .70

Southern Electric PLC                                        4,995,000         75.267           1.66

                                                                               -----------      ----------

                                                                               545.066          12.02

                                                                               -----------      ----------

MATERIALS

----------------------------------                           ----------        -----------      ----------

CHEMICALS - 0.14%

E.I. du Pont de Nemours and Co.                              100,000           6.238            .14

----------------------------------                           ----------        -----------      ----------



FOREST PRODUCTS & PAPER - 0.38%

Federal Paper Board Co., Inc.                                175,000           7.350            .16

James River Corp. of Virginia, DECS convertible

 preferred shares                                            225,000           6.862            .15

Potlatch Corp.                                               76,800            3.235            .07

                                                                               -----------      ----------

                                                                               23.685           .52

                                                                               -----------      ----------

CAPITAL EQUIPMENT

----------------------------------------------               ----------        -----------      ----------

DATA PROCESSING & REPRODUCTION - 0.33%

MacNeal-Schwendler Corp.                                     615,000           9.379            .21

Unisys Corp., convertible preferred shares,

 Series A                                                    200,000           5.500            .12

                                                                               -----------      ----------

                                                                               14.879           .33

                                                                               -----------      ----------

CONSUMER GOODS

----------------------------------------------               ----------        -----------      ----------

AUTOMOBILES - 1.24%

Ford Motor Co., Class A                                      1,950,000         56.062           1.24

----------------------------------------------               ----------        -----------      ----------

BEVERAGES & TOBACCO - 2.76%

American Brands, Inc.                                        650,000           27.869           .61

Philip Morris Companies Inc.                                 710,000           59.995           1.32

UST Inc.                                                     1,250,000         37.500           .83

----------------------------------------------               ----------        -----------      ----------

HEALTH & PERSONAL CARE - 4.89%

American Home Products Corp.                                 1,320,000         116.985          2.58

Bristol-Myers Squibb Co.                                     915,000           69.769           1.54

Merck & Co., Inc.                                            250,000           14.375           .32

Schering-Plough Corp.                                        130,000           6.971            .15

Upjohn Co.                                                   100,000           5.075            .11

Warner-Lambert Co.                                           100,000           8.513            .19

                                                                               -----------      ----------

                                                                               403.114          8.89

                                                                               -----------      ----------

SERVICES

----------------------------------------------               ----------        -----------      ----------

BROADCASTING & PUBLISHING - 0.05%

South China Morning Post (Holdings) Ltd.                     3,600,000         2.096            .05

----------------------------------------------               ----------        -----------      ----------

BUSINESS & PUBLIC SERVICES - 5.49%

American Water Works Co., Inc.                               480,600           15.319           .34

Autopistas, Concesionaria Espanola, SA                       1,780,800         16.635           .37

Consumers Water Co.                                          229,000           4.065            .09

Dun & Bradstreet Corp.                                       310,000           18.523           .41

Hutchison Delta Finance Ltd., 7.00% convertible

 debentures 2001 /1/                                         $11,000,000       11.990           .26

North West Water Group PLC                                   4,420,000         41.570           1.00

North West Water Group PLC Units                             1,262,857         3.596

Southern Water PLC                                           4,085,533         43.983           .97

Thames Water PLC                                             6,000,000         49.975           1.10

Welsh Water PLC                                              3,630,833         43.223           .95

----------------------------------------------               ----------        -----------      ----------

TELECOMMUNICATIONS - 7.83%

ALLTEL Corp.                                                 350,000           10.719           .23

Ameritech Corp.                                              1,300,000         70.200           1.55

GTE Corp.                                                    1,300,000         53.625           1.18

Hong Kong Telecommunications Ltd. (American

 Depositary Receipts)                                        720,000           12.510           .27

Koninklijke PTT Nederland NV                                 809,700           28.478           .63

Pacific Telesis Group                                        1,950,000         59.231           1.31

Telecom Corp. of New Zealand Ltd.                            15,784,160        65.546

Telecom Corp. of New Zealand Ltd. /1/                        8,380,000         34.799           2.23

Telecom Corp. of New Zealand Ltd. (American

 Depositary Receipts)                                        12,500            .830

U S WEST, Inc.                                               404,707           19.274           .43

----------------------------------------------               ----------        -----------      ----------

TRANSPORTATION: AIRLINES - 0.54%

British Airways PLC (American Depositary Receipts)           340,000           24.310           .54

----------------------------------------------               ----------        -----------      ----------

TRANSPORTATION: SHIPPING - 0.16%

Shun Tak Holdings Ltd.                                       9,078,184         7.163            .16

                                                                               -----------      ----------

                                                                               637.660          14.07

                                                                               -----------      ----------

FINANCE

----------------------------------------------               ----------        -----------      ----------

BANKING - 15.34%

AmSouth Bancorporation                                       800,000           31.900           .70

Banc One Corp.                                               2,100,000         70.875           1.56

BankAmerica Corp.                                            404,000           23.230           .51

Central Fidelity Banks, Inc.                                 1,025,000         32.287           .71

Chemical Banking Corp.                                       1,050,000         59.719           1.32

Comerica Inc.                                                1,510,000         50.774           1.12

CoreStates Financial Corp.                                   1,300,000         47.287           1.04

First Chicago Corp.                                          555,000           37.671           .83

First Fidelity Bancorporation                                50,000            3.269            .07

First Hawaiian Bank                                          510,000           14.790           .33

First Interstate Bancorp                                     135,000           17.415           .39

First Security Corp. (Utah)                                  925,000           30.294           .67

First Union Corp.                                            900,000           44.662           .99

Huntington Bancshares Inc.                                   2,047,500         48.884           1.08

J.P Morgan & Co. Inc.                                        180,000           13.882           .31

National Australia Bank Ltd.                                 2,407,694         20.616           .46

National City Corp.                                          900,000           27.787           .61

Old Kent Financial Corp.                                     525,000           20.081           .44

PNC Bank Corp.                                               800,000           21.000           .46

Wachovia Corp.                                               660,000           29.122           .64

Washington Federal Savings and Loan Assn.                    500,000           11.437           .25

Westpac Banking Corp.                                        3,250,000         13.345           .30

Wilmington Trust Corp.                                       850,000           25.079           .55

----------------------------------------------               ----------        -----------      ----------



FINANCIAL SERVICES - 0.55%

Beneficial Corp.                                             340,000           16.660           .37

Manhattan Card Co. Ltd.                                      18,800,000        8.025            .18

----------------------------------------------               ----------        -----------      ----------



INSURANCE - 2.45%

American General Corp.                                       160,000           5.260            .12

Lincoln National Corp.                                       1,230,000         54.889           1.21

Ohio Casualty Corp.                                          717,500           25.471           .56

Prudential Corp. PLC                                         3,557,546         22.259           .49

SAFECO Corp.                                                 50,000            3.209            .07

----------------------------------------------               ----------        -----------      ----------

REAL ESTATE - 3.63%

Camden Property Trust                                        400,000           8.300            .18

Hysan Development Co. Ltd.                                   950,000           2.421            .05

Kimco Realty Corp.                                           520,300           19.186           .42

Security Capital Industrial Trust                            702,328           11.501           .25

Security Capital Pacific Trust                               1,900,000         33.962

Security Capital Pacific Trust, convertible                                                     .91

 preferred shares, Series A                                  300,000           7.125

Security Capital Realty Inc. /1/ /2/                         24,900            23.887

Security Capital Realty Inc. 12.00%                                                             .91

 convertible debentures 2014 /1/ /2/                         $18,862,000       17.298

Sun Hung Kai Properties Ltd.                                 1,486,000         11.869           .26

Tucker Properties Corp.                                      532,800           4.928            .11

Washington Real Estate Investment Trust                      145,500           2.164            .05

Weingarten Realty Investors                                  504,000           17.388           .39

Western Investment Real Estate Trust                         412,500           4.589            .10

                                                                               -----------      ----------

                                                                               995.797          21.97

                                                                               -----------      ----------

MULTI-INDUSTRY & MISCELLANEOUS

----------------------------------------------               ----------        -----------      ----------

MULTI-INDUSTRY - 2.91%

B A T Industries PLC                                         6,495,597         53.332

B A T Industries PLC (American Depositary Receipts)          150,000           2.494            1.23

Hanson PLC (American Depositary Receipts)                    3,500,000         54.250           1.20

Hutchison Whampoa Ltd.                                       2,960,000         16.311           .36

Lend Lease Corp. Ltd.                                        402,208           5.595            .12

----------------------------------------------               ----------        -----------      ----------

MISCELLANEOUS - 0.75%

Equity-type securities in initial period of

 acquisition                                                                   33.737           .75

                                                                               -----------      ----------

                                                                               165.719          3.66

                                                                               -----------      ----------

TOTAL EQUITY-TYPE SECURITIES (cost:

 $2,215.585 million)                                                           2,785.920        61.46

                                                                               -----------      ----------





                                                             Principal

BONDS AND NOTES                                              Amount

----------------------------------------------               ----------        -----------      ----------

CORPORATE

----------------------------------------------               ----------        -----------      ----------

ADT Operations 9.25% 2003                                    $2,000,000        2.115            .05

Ann Taylor, Inc. 8.75% 2000                                  4,802,000         3.890            .09

California Energy Co., Inc. 0%/10.25% 2004 /3/               4,300,000         3.827            .08

Century Communications Corp. 9.75% 2002                      1,000,000         1.020            .02

Consumers Power Co. 6.375% 2003                              5,000,000         4.794            .10

Container Corp. of America 9.75% 2003                        3,500,000         3.526            .08

Continental Cablevision, Inc. 9.50% 2013                     1,000,000         1.047

Continental Cablevision, Inc. 9.00% 2008                     1,000,000         1.035            .09

Continental Cablevision, Inc. 8.875% 2005                    2,000,000         2.090

Delta Air Lines, Inc. 10.00% 2014 /1/                        2,000,000         2.318

Delta Air Lines, Inc., pass-through certificates,

 Series 1993-B2, 10.06% 2016 /4/                             3,000,000         3.477            .13

Fort Howard Paper Co. 10.00% 2003                            1,000,000         1.002

Fort Howard Paper Co. 8.25% 2002                             3,000,000         2.880            .08

Harrah's Operating Co. Inc. 10.875% 2002                     3,000,000         3.277            .07

Infinity Broadcasting Corp. 10.375% 2002                     4,500,000         4.837            .11

Jet Equipment Trust, Series 1995-B, Class C 9.71%

 2015 /1/ /4/                                                5,000,000         5.225            .11

Long Island Lighting Co. 8.90% 2019                          10,000,000        9.850

Long Island Lighting Co. 7.30% 1999                          12,500,000        12.433           .49

McDermott Inc. 9.375% 2002                                   4,000,000         4.440            .10

Midland Cogeneration Venture LP, secured lease

 obligation bonds, 10.33% 2002                               7,638,865         7.983

Midland Cogeneration Venture LP 10.33% 2002                  2,164,579         2.262            .23

News America Holdings Inc. 9.25% 2013                        2,000,000         2.279

News America Holdings Inc. 9.125% 1999                       5,000,000         5.467            .17

NorAm Energy Corp. 7.50% 2000                                6,000,000         6.067            .13

Occidental Petroleum Corp. 8.50% 2004                        8,000,000         8.622            .19

Riggs National Corp. 8.50% 2006                              2,600,000         2.704            .06

Rogers Cantel Mobile Communications Inc.

 10.75% 2001                                                 2,000,000         2.090            .05

Rykoff-Sexton, Inc. 8.875% 2003                              4,500,000         4.500            .10

Smith's Food & Drug Centers, Inc.,

 pass-through certificates, Series 1994-A2,

 8.64% 2012 /4/                                              6,000,000         6.203            .14

Time Warner Inc. 10.15% 2012                                 5,000,000         5.962

Time Warner Inc. 7.45% 1998                                  4,000,000         4.082            .22

TKR Cable I, Inc. 10.50% 2007                                7,000,000         8.133            .18

TransTexas Gas Corp. 11.50% 2002                             8,500,000         8.883            .20

Vons Companies, Inc. 9.625% 2002                             5,000,000         5.300            .12

WestPoint Stevens Inc. 8.75% 2001                            2,000,000         2.020            .04

                                                                               -----------      ----------

                                                                               155.640          3.43

                                                                               -----------      ----------



GOVERNMENTS AND GOVERNMENTAL AUTHORITIES

----------------------------------------------               ----------        -----------      ----------

Canada 10.75% March 1998                                                       8.124            .18
                                                             C$10,000,000

New Zealand 8.00% July 1998                                  NZ$50,000,00      33.594           .74
                                                             0

                                                                               -----------      ----------

                                                                               41.718           .92

                                                                               -----------      ----------

U.S. TREASURY NOTES

----------------------------------------------               ----------        -----------      ----------

6.00% November 1997                                           $60,000,000      60.441           1.33

6.375% June 1997                                             50,000,000        50.617           1.12

8.50% May 1997                                               90,000,000        93.768           2.07

6.875% April 1997                                            50,000,000        50.906           1.12

6.75% February 1997                                          80,000,000        81.162           1.79

8.00% January 1997                                           90,000,000        92.475           2.04

                                                                               -----------      ----------

                                                                               429.369          9.47

                                                                               -----------      ----------

TOTAL BONDS AND NOTES (cost: $622.760 million)                                 626.727          13.82

                                                                               -----------      ----------

TOTAL INVESTMENT SECURITIES (cost: $2,838.345

 million)                                                                      3,412.647        75.28

                                                                               -----------      ----------





SHORT-TERM SECURITIES

----------------------------------------------               ----------        -----------      ----------

CORPORATE SHORT-TERM NOTES

----------------------------------------------               ----------        -----------      ----------

American Express Credit Corp. 5.67%-5.70% due

 12/7/95-1/9/96                                              67,100,000        66.611           1.46

American Telephone and Telegraph Co. 5.65%-5.72%

 due 11/16-12/19/95                                          73,150,000        72.889           1.61

Beneficial Corp. 5.68%-5.73% due 11/29-12/14/95              44,500,000        44.240           .98

Central and South West Corp. 5.68%-5.70%  due

 11/2-11/21/95                                               56,500,000        56.372           1.24

Commercial Credit Co. 5.72%-5.73% due

 11/15-11/17/95                                              36,400,000        36.310           .80

Emerson Electric Co. 5.70% due 11/16/95                      20,000,000        19.949           .44

Ford Motor Credit Co. 5.64%-5.70% due

 11/27-12/15/95                                              75,000,000        74.620           1.65

General Electric Capital Corp. 5.70%-5.88% due

 11/1-12/11/95                                               77,950,000        77.769           1.72

Hewlett-Packard Co. 5.58%-5.66% due

 12/13/95-1/23/96                                            70,000,000        69.393           1.53

J.C. Penney Funding Corp. 5.70%-5.74% due

 11/14-12/8/95                                               85,600,000        85.273           1.88

PepsiCo, Inc. 5.68%-5.72% due 11/3/95-1/11/96                81,470,000        81.065           1.79

Procter & Gamble Co. 5.65%-5.70% due 11/9-12/21/95           71,200,000        70.844           1.56

U S WEST Communications, Inc. 5.70%-5.72% due

 11/3-11/15/95                                               54,900,000        54.804           1.21

Xerox Corp. 5.68%-5.71% due 11/2-12/12/95                    73,650,000        73.388           1.62

                                                                               -----------      ----------

                                                                               883.527          19.49

                                                                               -----------      ----------



FEDERAL AGENCY DISCOUNT NOTES

----------------------------------------------               ----------        -----------      ----------

Federal Home Loan Mortgage Corp. 5.62% due

 11/10/95                                                    43,000,000        42.933           .95

Federal National Mortgage Corp. 5.62% due 11/2/95            13,300,000        13.296           .29

                                                                               -----------      ----------

                                                                               56.229           1.24

                                                                               -----------      ----------



U.S. TREASURY SHORT-TERM NOTES

----------------------------------------------               ----------        -----------      ----------

6.875% due 10/31/96                                          80,000,000        80.962           1.78

7.875% due 7/15/96                                           90,000,000        91.364           2.02

                                                                               -----------      ----------

                                                                               172.326          3.80

                                                                               -----------      ----------



TOTAL SHORT-TERM SECURITIES (cost: $1,115.604

million)                                                                       1,112.082        24.53

EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                   8.627            .19

                                                                               -----------      ----------

TOTAL SHORT-TERM SECURITIES, CASH AND

 RECEIVABLES, NET OF PAYABLES                                                  1,120.709        24.72

                                                                               -----------      ----------

NET ASSETS                                                                     $4,533.356       100.00%

                                                                               ===========      ==========


/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. /2/ Valued under procedures established by the Board of Directors.
/3/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.
/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.
See Notes to Financial Statements

CAPITAL INCOME BUILDER
FINANCIAL STATEMENTS





STATEMENT OF ASSETS AND LIABILITIES

AT OCTOBER 31, 1995                                                                  (DOLLARS IN

                                                                                     MILLIONS)

ASSETS:

Investment securities at market (cost:$2,838.345)                                    $3,412.647

Short-term securities (cost:$1,115.604)                                              1,112.082

Cash                                                                                 5.001

Receivables for-

 Sales of fund's shares                                        $ 6.624

 Dividends and accrued interest                                24.852                31.476

                                                               ---------             ------------

                                                                                     4,561.206

LIABILITIES:

Payables for-

 Purchases of investments                                      .258

 Repurchases of fund's shares                                  3.400

 Management services                                           1.227

 Dividends payable                                             21.216

 Accrued expenses                                              1.749                 27.850

                                                               ---------             ------------

NET ASSETS AT OCTOBER 31, 1995 - Equivalent to

 $36.27 per share on 124,993,949 shares of $0.01

 par value capital stock outstanding

 (authorized capital stock - 200,000,000 shares)                                     $4,533.356

                                                                                     ============



STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1995

(DOLLARS IN MILLIONS)





INVESTMENT INCOME:

Income:

 Dividends                                                     $122.301

 Interest                                                      104.181               $226.482

                                                               ---------

Expenses:

 Management services fee                                       14.623

 Distribution expenses                                         8.647

 Transfer agent fee                                            2.942

 Reports to shareholders                                       .549

 Registration statement and prospectus                         .467

 Postage, stationery and supplies                              .575

 Directors' fees                                               .127

 Auditing and legal fees                                       .047

 Custodian fee                                                 .642

 Taxes other than federal income tax                           .052

 Other expenses                                                .047                  28.718

                                                               ---------             ------------

 Net investment income                                                               197.764

                                                                                     ------------

REALIZED GAIN AND UNREALIZED APPRECIATION ON

 INVESTMENTS:

Net realized gain                                                                    64.236

Net increase in unrealized appreciation on investments:                              387.255

                                                               ---------             ------------

 Net realized gain and increase in unrealized

  appreciation on investments                                                        451.491

                                                                                     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $649.255

                                                                                     ============



See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

 (DOLLARS IN MILLIONS)                                         Year                  ended

                                                               October               31

                                                               1995                  1994

                                                               ---------             ------------

OPERATIONS:

Net investment income                                          $197.764              $173.752

Net realized gain on investments                               64.236                3.960

Net change in unrealized appreciation on investments           387.255               (152.225)

                                                               ---------             ------------

 Net increase in net assets resulting from

  operations                                                   649.255               25.487

                                                               ---------             ------------

DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                           (199.581)             (172.829)

Distributions from net realized gain on investments            (11.162)              (10.434)

                                                               ---------             ------------

 Total dividends and distributions                             (210.743)             (183.263)

                                                               ---------             ------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 23,777,252 and

 36,309,395 shares, respectively                               796.496               1,203.126

Proceeds from shares issued in reinvestment of net

 investment income dividends and distributions of

 net realized gain on investments: 5,248,005 and

 4,271,454 shares, respectively                                174.909               139.279

Cost of shares repurchased: 15,065,188 and 11,660,048

 shares, respectively                                          (505.097)             (382.190)

                                                               ---------             ------------

 Net increase in net assets resulting from capital

  share transactions                                           466.308               960.215

                                                               ---------             ------------

TOTAL INCREASE IN NET ASSETS                                   904.820               802.439



NET ASSETS:

Beginning of year                                              3,628.536             2,826.097

                                                               ---------             ------------

End of year (including undistributed net investment

 income: $1.403 and $1.405, respectively)                      $4,533.356            $3,628.536

                                                               =========             ============


See Notes to Financial Statements

Notes to Financial Statements

1. Capital Income Builder, Inc. ("the fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends to shareholders are declared daily from net investment income. Distributions from capital gains paid tp shareholders are recoded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's Statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $642,000 includes $59,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
 As of October 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $570,780,000, of which $618,986,000 related to appreciated securities and $48,206,000 related to depreciated securities. During the year ended October 31, 1995, the fund realized, on a tax basis, a net capital gain of $62,592,000 on securities transactions. Net losses related to non-U.S. currency transactions of $170,000 and other tax adjustments of $1,985,000 were treated as adjustments to ordinary income for federal income purposes. The cost of portfolio securities for book and federal income tax purposes was $3,953,949,000 at October 31, 1995.

3. The fee of $14,623,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1995, distribution expenses under the plan were $8,647,000. As of October 31, 1995, accrued and unpaid distribution expenses were $1,553,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,942,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,768,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1995, aggregate amounts deferred were $80,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of October 31, 1995, accumulated undistributed net realized gain on investments was $53,822,000 and additional paid-in capital was $3,906,284,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $610,884,000 and $594,787,000, respectively, during the year ended October 31, 1995.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1995, such non-U.S. taxes were $6,385,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $115,000 for the year ended October 31, 1995.

  The fund reclassified $1,815,000 to undistributed net investment income from undistributed net realized gains for the year ended October 31,1995.

PER-SHARE DATA AND RATIOS

                                                     Year

                                                     ended

                                                     October

                                                     31

                                                     1995         1994         1993        1992         1991



Net Asset Value, Beginning of Year                   $32.68       $34.42       $30.77      $28.67       $23.37

                                                     -------      ------       ------      -------      -------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              1.69         1.73         1.53        1.44         1.37

  Net realized and unrealized gain

   (loss) on investments                             3.69         (1.62)       3.76        2.33         5.39

                                                     -------      ------       ------      -------      -------

   Total income (loss) from investment               5.38         .11          5.29        3.77         6.76
operations

                                                     -------      ------       ------      -------      -------

 LESS DISTRIBUTIONS:

  Dividends from net investment income               (1.69)       (1.73)       (1.53)      (1.44)       (1.46)

  Distributions from net realized gains              (.10)        (.12)        (.11)       (.23)        -

                                                     -------      ------       ------      -------      -------

   Total distributions                               (1.79)       (1.85)       (1.64)      (1.67)       (1.46)

                                                     -------      ------       ------      -------      -------

Net Asset Value, End of Year                         $36.27       $32.68       $34.42      $30.77       $28.67

                                                     =======      ======       ======      =======      =======



Total Return *                                       16.98%       .47%         17.58%      13.46%       29.27%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year (in millions)               $4,533       $3,629       $2,826      $1,203       $563

 Ratio of expenses to average net assets              .72%        .73%         .72%        .81%         .98%

 Ratio of net income to average net assets           4.96%        5.29%        4.69%       4.71%        5.09%

 Portfolio turnover rate                             18.06%       36.19%       11.22%      16.57%       13.99%










* This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.